                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report - August 21, 2001


                                SUN BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


         2-16 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                       N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant.
         ---------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated August 17, 2001, regarding the entering into a definitive agreement for Northwest Bancorp, Inc., parent company of Northwest Savings Bank, to acquire SunBank's Johnsonburg and Emporium branch offices. A copy of the press release is attached as Exhibit 99, hereto, and incorporated berein by reference.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits:

         99 Press Release of Registrant, Sun Bancorp, Inc., dated August 17, 2001, regarding the definitive agreement to sell two branch offices to Northwest Bancorp, Inc., parent company of Northwest Savings Bank.

Item 8.  Change in Fiscal Year.

         Not Applicable.




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SUN BANCORP, INC.
                                                  (Registrant)


Dated: August 21, 2001                     /s/ Robert J. McCormack
                                      -----------------------------------
                                               Robert J. McCormack
                                      President & Chief Executive Officer
                                         (Principal Executive Officer)



Dated: August 21, 2001                     /s/ Jonathan J. Hullick
                                      -----------------------------------
                                               Jonathan J. Hullick
                                        Exec. VP & Chief Financial Officer
                                          (Principal Financial Officer)